DELAWARE(SM)
INVESTMENTS
===========
                                          Delaware American Government Bond Fund




Current Income


2001 SEMI-ANNUAL REPORT

                            (Current Income Artwork)

                   A TRADITION OF SOUND INVESTING SINCE 1929
                   =========================================


                            TABLE OF CONTENTS
                            =================

Letter to Shareholders                                            1

Portfolio Management
Review                                                            3

Performance Summary                                               6

Financial Statements

  Statement of Net Assets                                         7

  Statement of Assets
  and Liabilities                                                 9

  Statement of Operations                                        10

  Statements of Changes in
  Net Assets                                                     11

  Financial Highlights                                           12

  Notes to Financial
  Statements                                                     16

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $90 billion in assets as of December 31, 2000.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

March 5, 2001


Recap of Events -- The six-month period ended January 31, 2001 was characterized by economic slowdown and corporate earnings disappointments in the U.S., leading many fixed-income investors to seek issues of the highest credit qualities. The Federal Reserve Board ended its vigil on inflation during the period, and by January was aggressively lowering short-term interest rates in an effort to stimulate a U.S. economy that was slowing faster than anticipated.

This set of conditions was often a boon to investors in U.S. government bonds. Prices for U.S. Treasury securities, which had performed so well in the first half of 2000, continued to trend upward throughout the fall. The heavy demand for Treasuries was likely given a boost by investors concerned about stock market volatility, as well as by foreign investors seeking to capitalize on a U.S. dollar that remained strong throughout much of the period.

Delaware American Government Bond Fund provided a total return of +8.40% (Class A shares at net asset value with distributions reinvested) for the six-month period ended January 31, 2001. Your Fund's peer group, as tracked by the Lipper General U.S. Government Funds Average, gained 7.67% during the same period. The Fund's benchmark index, the Lehman Brothers Government Bond Index, posted a 7.93% gain. As of January 31, 2001, your Fund's 30-day current yield, measured by the Securities and Exchange Commission's (SEC) guidelines, was 5.00% (for Class A shares).

Market Outlook -- The Federal Reserve Board lowered short-term interest rates by one full percentage point in January in an effort to stabilize the slowing economy. We expect to see short-term interest rates come down further in 2001 and believe this would potentially be a positive development for your Fund.

Total Return

For the Period Ended January 31, 2001                        Six Months
--------------------------------------------------------------------------------
Delaware American Government Bond Fund-- Class A Shares        +8.40%
--------------------------------------------------------------------------------
Lipper General U.S. Government Funds Average (186 funds)       +7.67%

Lehman Brothers Government Bond Index                          +7.93%

U.S. Consumer Price Index                                      +0.74%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper category represents the average returns of all active U.S. government funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Government Bond Index is a composite of U.S. government bonds. The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Although the U.S. economy has slowed considerably in recent months, we think that the prospects for positive economic growth in 2001 remain strong. While many government bond funds saw stronger-than-usual returns in 2000, we caution investors against expecting the impossible. Yearly returns cannot continually outpace historical averages.

Your Fund seeks high current income consistent with safety of principal. We believe that your Fund can continue to play a role for investors who may need all or some of their money in a shorter period of time than someone investing strictly for long-term capital appreciation. We encourage bond fund investors to keep in mind their broad goals and investment time horizons, and to seek help from your financial adviser in devising a regular investment plan.

Thank you for your continued confidence in and commitment to Delaware
Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
===========================

Paul Grillo, Jr.
Portfolio Manager

March 5, 2001

THE FUND'S RESULTS
Between August 1, 2000 and January 31, 2001, the economic environment for fixed-income investments changed dramatically. After several years of robust growth in the U.S. and six Federal Reserve Board interest rate hikes (three in 1999 and three in 2000), economic growth began slowing considerably. While inflation was contained at a moderate level, interest rates remained relatively high, and there was a growing consensus throughout the fall that the Federal Reserve Board would eventually ease its monetary policy and begin lowering short-term interest rates. As the economic slowdown became more pronounced, concerns about a recession, brought on by lower corporate earnings estimates and a number of corporate bankruptcies, rankled the financial markets. In January 2001, the Federal Reserve Board trimmed interest rates twice in the face of economic slowing -- each time by 0.50%.

Against this backdrop, investors turned away from more risky investments and sought the relative safety and stability of fixed-income securities -- particularly U.S. government securities. As a result, U.S. Treasury bond prices rose and their yields (which move inversely to price) declined.

During the six-month period ended January 31, 2001, your Fund benefited from the increased popularity of Treasury bonds. For the period, Delaware American Government Bond Fund produced a +8.40% return (Class A shares at net asset value with distributions reinvested). In comparison, the Lipper General U.S. Government Funds Average rose 7.67%, and the Lehman Brothers Government Bond Index rose 7.93% for the same period.

PORTFOLIO HIGHLIGHTS
In managing your Fund, our goal is to provide a degree of stability for the share price without giving up income potential. For that reason, we carefully monitor the potential effects that changes in interest rates could have on both income and share price. Your Fund invests primarily in securities issued by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises. However, the Fund may also invest a percentage of its assets in non-government securities, such as high-quality corporate bonds and asset-backed securities, among others.

During the six months ending January 31, 2001, we kept the Fund's average maturity longer than that of most of its competitors. At the beginning of the period, yields on short-term securities, such as the two-year note, were slightly higher than yields on long-term investments, such as the 30-year Treasury bond. We expected this situation to change. We believed that as interest rates declined, short-term yields would decline much more than long-term yields. Therefore, we invested primarily in intermediate-term securities -- those with maturities in the five-year to 10-year range. At the end of the period, the average maturity of the Fund was 7.07 years.

We extended the average duration of the Fund from 4.4 years on July 31, 2000 to
6.0 years on January 31, 2001. Duration is a measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates. By lengthening duration in a period of declining interest rates, we were able to increase the Fund's income even as prices of many of the Fund's holdings were rising. The duration as of January 31, 2001 is longer than our neutral position of 5.0 years, which is where we would probably keep duration when we anticipate neither a significant rise nor a significant decline in interest rates.

Practically throughout the period, yields on Treasury securities declined. As a result, we reduced the Fund's allocation to Treasury bonds from nearly 33% of assets to approximately 27% of assets as of January 31, 2001, and began taking advantage of the higher yields offered by other types of fixed-income securities such as agency issues and mortgage-backed securities.

In the fall of 2000, Congress considered the status of Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie
Mac) -- two government-sponsored public companies that play significant roles in your Fund's markets. As part of a debate about these companies' borrowing and lending habits, Congress considered the possible ramifications of revoking their government sponsorship.

As a result of the uncertainty surrounding the debate, yields on government agency securities rose significantly. To capitalize on this uncertainty, we invested heavily, relative to many of our peers, in mortgage-backed securities issued by Fannie Mae and Freddie Mac. We also purchased mortgage-backed issues of the Government National Mortgage Association, or Ginnie Mae, a full-fledged government agency whose securities are backed by the full faith and credit of the U.S. government. Once the debate was resolved and the U.S. government retained sponsorship of Fannie Mae and Freddie Mac, prices on mortgage-backed securities in the portfolio rose dramatically. Initially, your Fund benefited from the high yields offered by agency securities. As yields declined, the Fund was aided by the escalating prices of agency securities.

When yields on government and agency securities fell, we took advantage of the Fund's provision that allows us to invest at least 20% of its assets in non-government securities. We used this 20% allowance to invest in high-quality corporate bonds, asset-backed securities and commercial mortgage-backed securities.

OUTLOOK
As economic growth continues to slow, we anticipate that the Federal Reserve Board will continue to trim short-term interest rates. We believe that Treasury yields are near their lows and that agency securities will probably be more attractive than U.S. Treasuries in the months ahead. We also expect to maintain a position in high-quality corporate bonds. In a slow-growth environment, such securities are likely to produce relatively high amounts of income.

We are likely to reduce the Fund's investments in non-agency mortgage-backed securities, because during periods of declining interest rates the prepayment risk on these securities typically rises. Prepayment risk is the risk that a mortgage holder may pay off an existing mortgage with a relatively high interest rate in exchange for a mortgage that has a lower interest rate. When a Fund's mortgage-backed securities are prepaid, both the yield and the price of the Fund can decline as assets are reinvested in securities paying a lower rate.

In managing the mortgage-backed position in the portfolio, we will take a defensive approach. We anticipate trying to minimize prepayment risk by selecting securities that have lower coupons than our competitors. We also will focus on agency mortgage-backed securities, such as those issued by Ginnie Mae. As interest rates decline and begin to stabilize, we anticipate reducing the Fund's duration so that it is nearer the 5.0 years that we consider to be a neutral position.

FUND BASICS
===========
As of January 31, 2001




FUND OBJECTIVE
To provide high current income consistent with safety of principal.

TOTAL FUND NET ASSETS
$150.57 million

NUMBER OF HOLDINGS
230

FUND START DATE
August 16, 1985

YOUR FUND MANAGEMENT
PAUL GRILLO, JR. joined Delaware Investments in 1993, after serving as a Mortgage Strategist and trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and an MBA from Pace University. Mr. Grillo is also a CFA charterholder.

NASDAQ SYMBOLS
Class A: DEGGX
Class B: DEGBX
Class C: DUGCX

DELAWARE AMERICAN GOVERNMENT
BOND FUND PERFORMANCE
=====================

AVERAGE ANNUAL TOTAL RETURNS
Through January 31, 2001                                     Lifetime     10 Years    Five Years   One Year
-----------------------------------------------------------------------------------------------------------
Class A (Est. 8/16/85)
   Excluding Sales Charge                                      +7.06%      +6.31%       +5.55%     +13.52%
   Including Sales Charge                                      +6.72%      +5.79%       +4.53%      +8.17%
-----------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                                      +5.26%                   +4.82%     +12.74%
   Including Sales Charge                                      +5.26%                   +4.51%      +8.74%
-----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                                      +5.10%                   +4.82%     +12.74%
   Including Sales Charge                                      +5.10%                   +4.82%     +11.74%
-----------------------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and an annual service and distribution fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, ten-year, five-year and one-year periods ended January 31, 2001 for Delaware American Government Bond Fund Institutional Class were +7.30%, +6.61%, +5.87% and +13.86%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on June 1, 1992. Institutional Class performance prior to that date is based on Class A performance and was adjusted to eliminate sales charges, but not the asset-based distribution charge of Class A.

Nasdaq Symbol Institutional Class: DUGIX

Statement of Net Assets

DELAWARE AMERICAN GOVERNMENT BOND FUND
--------------------------------------

                                                          Principal     Market
January 31, 2001 (Unaudited)                               Amount       Value
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 30.78%
Fannie Mae
   6.50% 12/1/14 to 3/1/15 ........................    $ 8,043,308  $ 8,095,875
   7.00% 11/1/10 to 9/1/28 ........................         45,208       45,349
   8.00% 2/1/30 ...................................      1,018,684    1,051,473
   9.00% 6/25/18 ..................................         13,547       14,391
   11.50% 5/1/09 ..................................        943,424    1,020,713
   12.00% 7/1/18 ..................................        790,138      896,206
Freddie Mac
   6.50% 8/1/30 ...................................        472,603      470,683
   7.00% 10/1/30 ..................................      5,045,060    5,101,817
   9.00% 12/1/05 ..................................        500,667      514,122
   9.50% 2/15/20 ..................................        341,366      358,713
   10.00% 1/1/19 to 5/1/22 ........................        859,709      932,876
   10.25% 4/1/08 ..................................         15,711       16,747
   10.50% 6/1/30 ..................................        344,680      374,301
   10.75% 9/1/11 ..................................         30,575       32,868
   11.50% 4/1/11 to 3/1/16 ........................        819,860      914,374
   12.00% 5/1/09 to 12/1/10 .......................      1,214,644    1,331,375
Freddie Mac-Gold
   7.00% 11/1/30 ..................................      1,493,393    1,511,127
   7.50% 7/15/30 to 10/1/30 .......................     14,792,646   15,143,971
GNMA
   6.50% 12/15/23 .................................        350,164      351,477
   9.50% 9/15/17 ..................................        328,422      354,593
   10.00% 9/15/18 .................................        183,681      198,590
   11.00% 12/15/09 to 1/15/14 .....................        643,260      706,772
   11.50% 10/20/14 ................................         55,873       61,845
   12.00% 6/15/14 to 12/15/15 .....................      1,315,535    1,487,793
   12.25% 3/15/14 .................................         65,544       74,304
   12.50% 1/15/11 to 1/15/16 ......................        268,395      306,919
GNMA GPM
   11.50% 3/15/13 .................................        114,312      127,172
GNMA I GPM
   9.50% 10/15/19 .................................         28,325       30,556
   10.00% 1/15/18 to 9/15/18 ......................        109,776      118,834
   11.00% 2/15/10 to 12/15/09 .....................        277,959      305,544
   11.50% 8/15/14 to 7/15/15 ......................         95,581      106,255
   11.75% 8/15/13 .................................        330,459      371,250
   12.00% 12/15/12 to 6/15/15 .....................        562,221      635,946
   12.50% 5/15/10 to 6/15/10 ......................         49,336       56,412
GNMA II
   9.00% 10/20/01 to 10/20/05 .....................        271,090      280,826
   10.00% 11/20/15 to 6/20/21 .....................        688,835      737,367
   10.50% 3/20/16 to 7/20/21 ......................        306,155      330,173
   11.00% 5/20/15 to 7/20/19 ......................         90,754       99,348
   11.50% 10/20/15 ................................          8,462        9,358
   12.00% 1/20/14 to 5/20/15 ......................        202,415      228,310
   12.50% 10/20/13 to 7/20/15 .....................        539,159      622,769

                                                          Principal     Market
                                                           Amount       Value
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities (continued)
GNMA II GPM
   10.25% 3/20/18 ................................      $   12,008   $   12,706
   10.75% 1/20/16 to 2/20/18 .....................         163,341      174,550
   12.00% 11/20/13 ...............................           8,955       10,063
GNSF
   9.50% 8/15/21 to 3/15/23 ......................         659,878      711,916
                                                                    -----------
Total Agency Mortgage-Backed Securities
   (cost $45,528,353) ............................                   46,338,629
                                                                    -----------
Asset-Backed Securities - 2.04%
Peoplefirst.com Auto Receivable Trust
   2000-2 A4 5.80% 3/1/07 ........................       1,000,000    1,019,688
Residential Asset Securities
   Series 2000-KSA Class AI3
   7.355% 1/25/26 ................................       2,000,000    2,056,450
                                                                    -----------
Total Asset-Backed Securities
   (cost $2,999,787) .............................                    3,076,138
                                                                    -----------
Collateralized Mortgage Obligations - 12.30%
Collateralized Mortgage Securities Corporation F1
   11.45% 11/1/15 ................................         106,489      106,819
Fannie Mae
   Series 94-23 PK 6.00% 5/25/10 .................       3,250,000    3,274,083
   Strip D-2 11.00% 4/1/09 .......................         989,976    1,062,485
   Strip F 2 CMO 11.50% 5/1/09 ...................         490,467      531,659
   Whole Loan 1998-W3 6.50% 7/25/28 ..............       1,000,000    1,021,530
Investor GNMA Mortgage-Backed Securities
   Trust Series 84-F5 10.875% 10/25/13 ...........         870,437      884,695
Residential Funding Mortgage Security
   Series 1999-S10 A1 6.25% 4/25/14 ..............       3,269,241    3,294,348
SLM Student Loan Trust
   1996-2 A1 6.54% 10/25/04 ......................       1,930,073    1,926,039
   1998-1 A1 6.74% 1/25/07 .......................       5,205,249    5,197,929
Travelers Mortgage Securities 1-Z2
   12.00% 3/1/14 .................................       1,118,911    1,220,369
                                                                    -----------
Total Collateralized Mortgage Obligations
   (cost $18,279,951) ............................                   18,519,956
                                                                    -----------
Commercial Mortgage-Backed Securities - 4.40%
Commercial Series 2000-C1 A1
   7.21% 9/15/08 .................................       1,178,982    1,236,910
DLJ Commercial Mortgage Series 1999-CG1
   Class A1A 6.08% 8/10/08 .......................       2,681,482    2,700,661
First Union National Bank Commercial Mortgage
   Series 99-C4 A1 7.184% 9/15/08 ................       2,125,738    2,224,201
GMAC Commercial Mortgage Securities 2000-C2
   7.455% 6/16/10 ................................         440,000      469,690
                                                                    -----------
Total Commercial Mortgage-Backed
   Securities (cost $6,328,379) ..................                    6,631,462
                                                                    -----------

                                                         Principal      Market
Delaware American Government Bond Fund                     Amount       Value
--------------------------------------------------------------------------------
Corporate Bonds - 8.18%
Commercial Credit 10.00% 5/15/09 .................     $ 1,500,000  $ 1,806,383
Computer Sciences 7.50% 8/8/05 ...................       2,000,000    2,088,324
DaimlerChrysler 8.50% 1/18/31 ....................       2,220,000    2,332,008
Morgan Stanley Dean Witter
   7.75% 6/15/05 .................................         665,000      709,954
RBSG Capital 10.125% 3/1/04 ......................       1,908,000    2,111,049
UBS Preferred Funding Trust I
   8.62% 12/29/49 ................................       2,000,000    2,182,058
Telefonica Europe 8.25% 9/15/30 ..................       1,000,000    1,084,917
                                                                    -----------
Total Corporate Bonds
   (cost $12,049,201) ............................                   12,314,693
                                                                    -----------
Taxable Municipal Bonds - 0.92%
Cook County, Illinois, Chicago Heights
   School District, Taxable-Series B
   13.15% 12/1/05 ................................       1,055,000    1,377,587
                                                                    -----------
Total Taxable Municipal Bonds
   (cost $1,321,820) .............................                    1,377,587
                                                                    -----------
U.S. Government Agency Obligations - 12.16%
Fannie Mae
   6.00% 12/15/05 to 5/15/08 .....................       5,500,000    5,631,736
   6.25% 2/1/11 ..................................       2,000,000    2,056,748
   6.625% 9/15/09 ................................       8,550,000    9,008,323
Freddie Mac
   6.25% 7/15/04 .................................       1,570,000    1,616,613
                                                                    -----------
Total U.S. Government Agency Obligations
   (cost $17,408,488) ............................                   18,313,420
                                                                    -----------
U.S. Treasury Obligations - 27.46%
U.S. Treasury Bonds
   6.88% 8/15/25 .................................       1,000,000    1,163,183
   8.88% 8/12/17 to 2/15/19 ......................       3,990,000    5,412,603
   9.25% 2/15/16 .................................       4,510,000    6,204,335
 *10.38% 11/15/12 ................................      20,445,000   26,378,855
  10.75% 8/15/05 .................................         855,000    1,054,423
U.S. Treasury Notes
   5.75% 8/15/10 .................................         675,000      705,416
   6.50% 2/15/10 .................................         395,000      432,366
                                                                    -----------
Total U.S. Treasury Obligations
   (cost $40,503,250) ............................                   41,351,181
                                                                    -----------

Total Market Value of Securities - 98.24%
 (cost $144,419,229) .............................                 $147,923,066
Receivables and Other Assets
 Net of Liabilities - 1.76% ......................                    2,648,511
                                                                   ------------
Net Assets Applicable to 19,965,041
 Shares Outstanding - 100.00% ....................                 $150,571,577
                                                                   ============
Net Asset Value - Delaware American
 Government Bond Fund Class A
 ($93,725,688 / 12,427,534 Shares) ...............                        $7.54
                                                                          -----
Net Asset Value - Delaware American
 Government Bond Fund Class B
 ($17,886,804 / 2,371,696 Shares) ................                        $7.54
                                                                          -----
Net Asset Value - Delaware American
 Government Bond Fund Class C
 ($3,247,893 / 430,656 Shares) ...................                        $7.54
                                                                          -----
Net Asset Value - Delaware American
 Government Bond Fund Institutional Class
 ($35,711,192 / 4,735,155 Shares) ................                        $7.54
                                                                          -----

-----------------
*Fully or partially pledged as collateral for financial futures contracts.
 GNMA - Government National Mortgage Association
 GPM - Graduate Payment Mortgage

Components of Net Assets at January 31, 2001:
Shares of beneficial interest
 (unlimited authorization - no par) ..............                 $189,713,116
Distributions in excess of net
 investment income ...............................                       (3,849)
Accumulated net realized loss
 on investments ..................................                  (42,649,626)
Net unrealized appreciation of investments .......                    3,511,936
                                                                   ------------
Total net assets .................................                 $150,571,577
                                                                   ============
Net Asset Value and Offering Price per Share -
 Delaware American Government Bond Fund
Net asset value Class A (A) ......................                        $7.54
Sales charge (4.75% of offering price or 5.04%
 of amount invested per share) (B) ...............                         0.38
                                                                          -----
Offering price ...................................                        $7.92
                                                                          =====
----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities


January 31, 2001 (Unaudited)                     Delaware American Government Bond Fund
---------------------------------------------------------------------------------------
Assets:
Investments at market (cost $144,419,229) .............................    $147,917,191
Receivable for securities sold ........................................      17,661,084
Dividends and interest receivable .....................................       2,012,897
Subscriptions receivable ..............................................       1,597,985
Other assets ..........................................................             444
                                                                           ------------
Total assets ..........................................................     169,189,601
                                                                           ------------

Liabilities:
Payable for securities purchased ......................................      17,622,409
Other accounts payable and accrued expenses ...........................         654,904
Liquidations payable ..................................................         340,711
                                                                           ------------
Total liabilities .....................................................      18,618,024
                                                                           ------------

Total Net Assets ......................................................    $150,571,577
                                                                           ============


                             See accompanying notes

Statement of Operations


Six Months Ended January 31, 2001 (Unaudited)                                                 Delaware American Government Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ........................................................................................                       $5,513,998
                                                                                                                        ----------
Expenses:
Management fees .................................................................................      $398,163
Dividend disbursing and transfer agent fees and expenses ........................................       275,892
Distribution expenses ...........................................................................       235,956
Reports and statements to shareholders ..........................................................        36,000
Registration fees ...............................................................................        33,000
Custodian fees ..................................................................................        32,158
Accounting and administration expenses ..........................................................        29,522
Professional fees ...............................................................................        21,782
Trustees' fees ..................................................................................         7,000
Taxes (other than taxes on income) ..............................................................           100
Other expenses ..................................................................................        24,192          1,093,765
                                                                                                       --------         ----------
Less expenses paid indirectly ...................................................................                           (1,669)
                                                                                                                        ----------
Total expenses ..................................................................................                        1,092,096
                                                                                                                        ----------

Net Investment Income ...........................................................................                        4,421,902
                                                                                                                        ----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
   Investments ..................................................................................                          756,638
   Futures contracts ............................................................................                          980,111
   Options written ..............................................................................                          (46,056)
                                                                                                                        ----------
Net realized gain ...............................................................................                        1,690,693
Net change in unrealized appreciation/depreciation of investments and futures contracts .........                        5,624,203
                                                                                                                        ----------

Net Realized and Unrealized Gain on Investments .................................................                        7,314,896
                                                                                                                        ----------

Net Increase in Net Assets Resulting from Operations ............................................                      $11,736,798
                                                                                                                       ===========


                             See accompanying notes

Statements of Changes in Net Assets

                                                                                             Delaware American Government Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Six Months Ended       Year Ended
                                                                                                    1/31/01              7/31/00
                                                                                                  (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ........................................................................    $ 4,421,902        $ 10,082,924
Net realized gain (loss) on investments ......................................................      1,690,693          (5,367,428)
Net change in unrealized appreciation/depreciation of investments ............................      5,624,203           2,359,483
                                                                                                  -----------        ------------
Net increase in net assets resulting from operations .........................................     11,736,798           7,074,979
                                                                                                  -----------        ------------
Distributions to Shareholders from:
Net investment income:
  Class A ....................................................................................     (2,806,340)         (6,776,565)
  Class B ....................................................................................       (445,988)         (1,076,026)
  Class C ....................................................................................        (75,595)           (201,433)
  Institutional Class ........................................................................     (1,047,146)         (2,063,952)
                                                                                                  -----------        ------------
                                                                                                   (4,375,069)        (10,117,976)
                                                                                                  -----------        ------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A ....................................................................................      5,530,423          26,972,024
  Class B ....................................................................................      3,280,643           6,590,192
  Class C ....................................................................................      1,147,725           1,428,546
  Institutional Class ........................................................................      4,246,656          13,945,121

Net asset value of shares issued upon reinvestment of distributions:
  Class A ....................................................................................      1,704,927           4,172,582
  Class B ....................................................................................        256,945             604,799
  Class C ....................................................................................         66,601             180,173
  Institutional Class ........................................................................      1,048,334           2,048,139
                                                                                                  -----------        ------------
                                                                                                   17,282,254          55,941,576
                                                                                                  -----------        ------------
Cost of shares repurchased:
  Class A ....................................................................................    (10,302,660)        (50,956,656)
  Class B ....................................................................................     (2,356,992)        (10,102,007)
  Class C ....................................................................................       (549,549)         (3,167,519)
  Institutional Class ........................................................................     (3,860,930)        (13,809,518)
                                                                                                  -----------        ------------
                                                                                                  (17,070,131)        (78,035,700)
                                                                                                  -----------        ------------
Increase (decrease) in net assets derived from capital share transactions ....................        212,123         (22,094,124)
                                                                                                  -----------        ------------
Net Increase (Decrease) in Net Assets ........................................................      7,573,852         (25,137,121)

Net Assets:
Beginning of period ..........................................................................    142,997,725         168,134,846
                                                                                                  -----------        ------------
End of period ................................................................................   $150,571,577        $142,997,725
                                                                                                 ============        ============


                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware American Government Bond Fund Class A
--------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                            Ended                             Year Ended
                                                          1/31/01(1)   7/31/00     7/31/99      7/31/98     7/31/97      7/31/96
                                                         (Unaudited)

Net asset value, beginning of period ................      $7.170       $7.300      $7.720       $7.760      $7.590       $7.860

Income (loss) from investment operations:
  Net investment income .............................       0.226        0.469       0.474        0.528       0.544        0.588
  Net realized and unrealized gain (loss)
   on investments ...................................       0.368       (0.128)     (0.420)      (0.040)      0.170       (0.270)
                                                          -----------------------------------------------------------------------
  Total from investment operations ..................       0.594        0.341       0.054        0.488       0.714        0.318
                                                          -----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ..............      (0.224)      (0.471)     (0.474)      (0.528)     (0.544)      (0.588)
                                                          -----------------------------------------------------------------------
  Total dividends ...................................      (0.224)      (0.471)     (0.474)      (0.528)     (0.544)      (0.588)
                                                          -----------------------------------------------------------------------

Net asset value, end of period ......................      $7.540       $7.170      $7.300       $7.720      $7.760       $7.590
                                                          =======================================================================

Total return(2) .....................................       8.40%        4.88%       0.59%        6.50%       9.77%        4.09%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........     $93,726      $92,100    $114,027     $127,001    $138,844     $164,156
  Ratio of expenses to average net assets ...........       1.48%        1.34%       1.25%        1.20%       1.16%        1.20%
  Ratio of net investment income to average
   net assets .......................................       6.12%        6.55%       6.16%        6.80%       7.13%        7.55%
  Portfolio turnover ................................        182%         223%        142%         119%         63%          81%

-----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware American Government Bond Fund Class B
---------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                            Ended                             Year Ended
                                                          1/31/01(1)   7/31/00     7/31/99      7/31/98     7/31/97      7/31/96
                                                         (Unaudited)
Net asset value, beginning of period ................      $7.170       $7.300      $7.720       $7.760      $7.590       $7.860

Income (loss) from investment operations:
  Net investment income .............................       0.200        0.419       0.421        0.474       0.490        0.533
  Net realized and unrealized gain (loss)
   on investments ...................................       0.368       (0.128)     (0.421)      (0.040)      0.170       (0.270)
                                                          -----------------------------------------------------------------------
  Total from investment operations ..................       0.568        0.291          --        0.434       0.660        0.263
                                                          -----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ..............      (0.198)      (0.421)     (0.420)      (0.474)     (0.490)      (0.533)
                                                          -----------------------------------------------------------------------
  Total dividends ...................................      (0.198)      (0.421)     (0.420)      (0.474)     (0.490)      (0.533)
                                                          -----------------------------------------------------------------------

Net asset value, end of period ......................      $7.540       $7.170      $7.300       $7.720      $7.760       $7.590
                                                          =======================================================================

Total return(2) .....................................       8.02%        4.15%      (0.11%)       5.76%       9.01%        3.36%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........     $17,887      $15,855     $19,147      $13,642     $10,695       $9,754
  Ratio of expenses to average net assets ...........       2.18%        2.04%       1.95%        1.90%       1.86%        1.90%
  Ratio of net investment income to average
   net assets .......................................       5.42%        5.85%       5.46%        6.10%       6.43%        6.85%
  Portfolio turnover ................................        182%         223%        142%         119%         63%          81%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware American Government Bond Fund Class C
----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months                                                      Period
                                                         Ended                        Year Ended                    11/29/95(2) to
                                                       1/31/01(1)    7/31/00     7/31/99      7/31/98     7/31/97      7/31/96
                                                      (Unaudited)
Net asset value, beginning of period ...............     $7.170       $7.300      $7.720       $7.760      $7.590       $7.950

Income (loss) from investment operations:
  Net investment income ............................      0.200        0.420       0.422        0.474       0.491        0.348
  Net realized and unrealized gain (loss)
   on investments ..................................      0.368       (0.129)     (0.422)      (0.040)      0.170       (0.360)
                                                         -----------------------------------------------------------------------
  Total from investment operations .................      0.568        0.291          --        0.434       0.661       (0.012)
                                                         -----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .............     (0.198)      (0.421)     (0.420)      (0.474)     (0.491)      (0.348)
                                                         -----------------------------------------------------------------------
  Total dividends ..................................     (0.198)      (0.421)     (0.420)      (0.474)     (0.491)      (0.348)
                                                         -----------------------------------------------------------------------

Net asset value, end of period .....................     $7.540       $7.170      $7.300       $7.720      $7.760       $7.590
                                                         =======================================================================

Total return(3) ....................................      8.02%        4.15%      (0.11%)       5.76%       9.01%       (0.17%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..........     $3,248       $2,434      $4,077       $2,047      $1,308       $1,029
  Ratio of expenses to average net assets ..........      2.18%        2.04%       1.95%        1.90%       1.86%        1.90%
  Ratio of net investment income to average
   net assets ......................................      5.42%        5.85%       5.46%        6.01%       6.43%        6.85%
  Portfolio turnover ...............................       182%         223%        142%         119%         63%          81%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware American Government Bond Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                              Ended                            Year Ended
                                                            1/31/01(1)  7/31/00     7/31/99      7/31/98     7/31/97      7/31/96
                                                           (Unaudited)
Net asset value, beginning of period ...............        $7.170       $7.300      $7.720       $7.760      $7.590       $7.860

Income (loss) from investment operations:
  Net investment income ............................         0.237        0.492       0.495        0.550       0.567        0.611
  Net realized and unrealized gain (loss)
   on investments ..................................         0.368       (0.130)     (0.418)      (0.040)      0.170       (0.270)
                                                           -----------------------------------------------------------------------
  Total from investment operations .................         0.605        0.362       0.077        0.510       0.737        0.341
                                                           -----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .............        (0.235)      (0.492)     (0.497)      (0.550)     (0.567)      (0.611)
                                                           -----------------------------------------------------------------------
  Total dividends ..................................        (0.235)      (0.492)     (0.497)      (0.550)     (0.567)      (0.611)
                                                           -----------------------------------------------------------------------

Net asset value, end of period .....................        $7.540       $7.170      $7.300       $7.720      $7.760       $7.590
                                                           =======================================================================

Total return(2) ....................................         8.56%        5.19%       0.89%        6.80%      10.10%        4.39%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..........       $35,711      $32,609     $30,883      $17,865     $12,053      $10,780
  Ratio of expenses to average
   net assets ......................................         1.18%        1.04%       0.95%        0.90%       0.86%        0.90%
  Ratio of net investment income to average
   net assets ......................................         6.42%        6.85%       6.46%        7.10%       7.43%        7.85%
  Portfolio turnover ...............................          182%         223%        142%         119%         63%          81%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes
                                                                              15

Notes to Financial Statements

January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Government Fund (the "Trust") is organized as a Delaware business trust and offers one series, the Delaware American Government Bond Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the

Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund currently does not amortize market discounts and premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions which are determined in accordance with federal income tax regulations. At this time, the Fund has not completed its analysis of the impact of this accounting change.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,669 for the six months ended January 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the six months ended January 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

For the six months ended January 31, 2001, DDLP earned $6,143 for commissions on sales of the Fund's Class A shares.

At January 31, 2001 the Fund had liabilities payable to affiliates as follows:


                             Dividend disbursing,
                             transfer agent fees,
                             accounting and               Other expenses
Investment management        other expenses               payable to
fees payable to DMC          payable to                   DSCDMC and affiliates
--------------------------------------------------------------------------------
     $69,364                    $28,560                        $83,794

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

For the six months ended January 31, 2001, the Fund made purchases of $100,610,868 and sales of $93,574,568 of investment securities other than U.S. government securities and short-term investments.

At January 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2001, the cost of investments was $144,419,229. At January 31, 2001 the net unrealized appreciation was $3,503,837 of which $3,971,498 related to unrealized appreciation of investments and $467,661 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of January 31, 2001 of $40,347,056 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows:
$1,341,943 -- 2001; $17,400,711 -- 2002; $9,205,797 -- 2003; $4,166,601 -- 2004;
$2,371,574 -- 2005; $528,833 -- 2007; and $5,331,597 -- 2008.

4. Capital Shares

Transactions in capital shares were as follows:

                                                    Six Months          Year
                                                      Ended            Ended
                                                     1/31/01          7/31/00

Shares sold:
  Class A                                            752,488         3,750,566
  Class B                                            445,321           915,748
  Class C                                            156,950           198,663
  Institutional Class                                572,622         1,958,465

Shares issued upon reinvestment of distributions:
  Class A                                            232,214           582,417
  Class B                                             34,982            84,439
  Class C                                              9,062            25,136
  Institutional Class                                142,781           285,927
                                                  ----------------------------
                                                   2,346,420         7,801,361
                                                  ----------------------------

Shares repurchased:
  Class A                                         (1,406,761)       (7,105,459)
  Class B                                           (320,581)       (1,411,407)
  Class C                                            (74,994)         (442,780)
  Institutional Class                               (529,761)       (1,925,920)
                                                  ----------------------------
                                                  (2,332,097)      (10,885,566)
                                                  ----------------------------
Net increase (decrease)                               14,323        (3,084,205)
                                                  ============================

--------------------------------------------------------------------------------
5. Line of Credit


The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of January 31, 2001, or at any time during the period.

6. Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker, (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.


Financial futures contracts open at January 31, 2001 were as follows:

  Contracts                      Notional        Expiration     Unrealized
 to Buy (Sell)               Cost (Proceeds)        Date        Gain (Loss)
 -------------               ---------------     ----------     -----------
80 U.S. 10 Year
Agency contracts                 $8,043,063      March 2001      $36,927

(80) U.S. 10 Year
Treasury Note
contracts                        (8,417,500)     March 2001      (25,000)

(20) U.S. 5 Year
Treasury Note
contracts                        (2,081,110)     March 2001        (140)

(20) U.S. 2 Year
Treasury Note
contracts                        (2,081,875)     March 2001       (3,688)
                                                                 -------
                                                                  $8,099
                                                                 =======

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

--------------------------------------------------------------------------------
7. Options Written

During the six months ended January 31, 2001, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the six months ended January 31, 2001, were as follows:

                                               Number             Premiums
                                            of Contracts          Received
                                            ------------          --------
Options outstanding at
  July 31, 2000                                  --                    --
  Options written                                70              $ 82,478
  Options terminated in closing purchase
    transaction                                 (70)              (82,478)
  Options expired                                --                    --
  Options exercised                              --                    --
                                            ------------------------------
  Options outstanding at
    January 31, 2001                             --                   $--
                                            ------------------------------

8. Credit and Market Risk

The Fund may not invest more than 20% of net assets in high quality non-government securities. Non-government securities include corporate bonds, certificates of deposit, corporate commercial paper, asset-backed securities and mortgage-backed securities that are not directly guaranteed by the U.S government in any way. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only principal and interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investments even if the securities are rated in the highest rating categories.

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

GROWTH OF CAPITAL                      INTERNATIONAL AND GLOBAL               TAX-EXEMPT INCOME
   o  Technology and Innovation           o  Emerging Markets Fund               o  National High-Yield
       Fund                               o  New Pacific Fund                        Municipal Bond Fund
   o  American Services Fund              o  Overseas Equity Fund                o  Tax-Free USA Fund
   o  Select Growth Fund                  o  International Equity Fund           o  Tax-Free Insured Fund
   o  Trend Fund                          o  Global Equity Fund                  o  Tax-Free USA
   o  Growth Opportunities Fund           o  Global Bond Fund                        Intermediate Fund
   o  Small Cap Value Fund             CURRENT INCOME                            o  State Tax-Free Funds*
   o  U.S. Growth Fund                    o  Delchester Fund                  STABILITY OF PRINCIPAL
   o  Tax-Efficient Equity Fund           o  High-Yield                          o  Cash Reserve
   o  Social Awareness Fund                   Opportunities Fund                 o  Tax-Free Money Fund
   o  Growth Stock Fund                   o  Strategic Income Fund            ASSET ALLOCATION
TOTAL RETURN                              o  Corporate Bond Fund                 o  Foundation Funds
   o  Blue Chip Fund                      o  Extended Duration                       Growth Portfolio
   o  Devon Fund                              Bond Fund                              Balanced Portfolio
   o  Growth and Income Fund              o  American Government                     Income Portfolio
   o  Decatur Equity                          Bond Fund
       Income Fund                        o  U.S. Government
   o  REIT Fund                               Securities Fund
   o  Balanced Fund                       o  Limited-Term
                                              Government Fund

* Currently available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, New Jersey, New Mexico, New York, North Dakota, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE                                             For Shareholders
INVESTMENTS                                          1.800.523.1918
======================
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions

                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware American Government Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Government Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                            Thomas F. Madison                           Investment Manager
                                             President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                     MLM Partners, Inc.                          Philadelphia, PA
Chairman                                     Minneapolis, MN
Delaware Investments Family of Funds                                                     International Affiliate
Philadelphia, PA                             Janet L. Yeomans                            Delaware International Advisers Ltd.
                                             Vice President and Treasurer                London, England
Walter P. Babich                             3M Corporation
Board Chairman                               St. Paul, MN                                National Distributor
Citadel Constructors, Inc.                                                               Delaware Distributors, L.P.
King of Prussia, PA                          AFFILIATED OFFICERS                         Philadelphia, PA

David K. Downes                              William E. Dodge                            Shareholder Servicing, Dividend
President and Chief Executive Officer        Executive Vice President and                Disbursing and Transfer Agent
Delaware Investments Family of Funds         Chief Investment Officer, Equity            Delaware Service Company, Inc.
Philadelphia, PA                             Delaware Investments Family of Funds        Philadelphia, PA
                                             Philadelphia, PA
John H. Durham                                                                           2005 Market Street
Private Investor                             Jude T. Driscoll                            Philadelphia, PA 19103-7057
Horsham, PA                                  Executive Vice President and
                                             Head of Fixed Income
John A. Fry                                  Delaware Investments Family of Funds
Executive Vice President                     Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                             Richard J. Flannery
                                             President and Chief Executive Officer
Anthony D. Knerr                             Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates       Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4359)                                                       Printed in the USA
SA-023 [1/01] BUR 3/01                                                    J6877